SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________________

FORM 8-K
_________________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
February 26, 2021
_________________________________________________

SCIENTIFIC INDUSTRIES, INC.
_________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-6658	04-2217279
(State or other Jurisdiction)	(Commission File Number)	(IRS Employer No.)

80 Orville Drive, Suite 102
Bohemia, New York 11716
__________________________________________________
(Address of principal executive offices)

(631) 567-4700
__________________________________________________
(Registrant's telephone number, including area code)

Not Applicable
__________________________________________________
(Former name or former address, if changed since last report)

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 26, 2021, Scientific Industries, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the stockholders of the Company approved an amendment to the 2012 Stock Option Plan of the Company to increase the number of shares of common stock available for issuance thereunder by 943,000 shares, from 307,000 to 1,250,000 shares.

The foregoing description of the amendment to the 2012 Stock Option Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

At the Annual Meeting, the stockholders of the Company approved an amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of the Company’s common stock by 3,000,000 shares from 7,000,000 to 10,000,000 shares.

The Company’s Board of Directors previously approved the amendment to the Certificate of Incorporation and, on March 1, 2021, the Company filed a Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware. The Certificate of Amendment became effective at 5:00 p.m., Eastern time, on March 1, 2021.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Annual Meeting, the stockholders took the following actions:

1. Elected Mr. Joseph G. Cremonese and Mr. Christopher Cox as Class C Directors to serve until the Annual Meeting of Stockholders for the year ended June 30, 2023 by the following votes:

	For	Withheld
Joseph G. Cremonese	1,857,908	11,974
Christopher Cox	1,859,033	10,848

2. Approved by a vote of 1,892,726 shares for, 226,590 shares against, and 712 shares abstaining, the Certificate of Amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock by 3,000,000 shares, from 7,000,000 to 10,000,000 shares.

3. Approved by a vote of 1,834,864 shares for, 21,190 shares against, and 13,828 shares abstaining, the amendment to the Company’s 2012 Stock Option Plan to increase the number of shares available for issuance thereunder by 943,000 shares, from 307,000 to 1,250,000 shares.

4. Approved by a vote of 2,119,903 shares for, 120 shares against, and 6 shares abstaining, the appointment by the Board of Directors of Nussbaum Berg Klein & Wolpow CPAs LLP as the Company's independent registered public accounting firm with respect to the Company's financial statements for the year ending June 30, 2021.

ITEM 9.01 Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation
4.1	Amendment to 2012 Stock Option Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC INDUSTRIES, INC.

Date: March 1, 2021	By:	/s/ Helena R. Santos
Helena R. Santos,
President and Chief Executive Officer